                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-02631

                          Chestnut Street Exchange Fund
               (Exact name of registrant as specified in charter)

                              400 Bellevue Parkway
                              Wilmington, DE 19809
               (Address of principal executive offices) (Zip code)

                                 Edward J. Roach
                          Chestnut Street Exchange Fund
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (302) 792-2555

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

Robert R. Fortune
     Chairman

                                                                February 2, 2006
Fellow Partner:

     Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2005.

     Our Fund earned $6.19 per share of net investment income for a share outstanding throughout 2005, compared to $5.65 per share earned in 2004. The various increases in dividends paid by portfolio securities plus an increase in interest income and a reduction in expenses distributed over a smaller number of shares outstanding accounts for the increase in per share earnings in 2005.

     After providing for the January 2006 distribution, the net asset value per partnership share at December 31, 2005 was $337.28. The net asset value at September 30, 2005, the date of our last report, was $328.84.

     During the fourth quarter of 2005, 85,100 shares of Proctor & Gamble Co. were purchased and 22,266 shares of Ameriprise Financial, Inc. were distributed by American Express Co.

     Additional information required by the Securities and Exchange Commission regulations is enclosed.

     Data on the equity markets, on certain holdings and on the performance of our Fund since inception, including comparisons to leading stock market indices appear in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                           Yours sincerely,

                                           -s- Robert R. Fortune

                                           Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

U.S. EQUITY MARKET REVIEW

     As investors reflect on the equity markets in 2005, they look back upon the year with mixed emotions. Returns were positive for the full year as the S&P 500 Index rose 4.91%, the large-cap Russell 1000 Index increased 6.27%, and the small-cap Russell 2000 Index was up 4.55%. The market's performance was modest by the historical standard of an average annual return of approximately 10% for stocks, but these gains were also achieved in the face of many major challenges: the Federal Reserve raising interest rates to 4.25%, soaring energy prices, terrorism and the Iraq war, and the devastating hurricanes. Despite these burdens, the resilient American economy continued its growth, supported by favorable consumer spending. Consequently, profit growth remained surprisingly strong throughout the year, which helped to buoy stocks.

     During the fourth quarter, all major stock indices rose with the S&P 500 Index gaining 2.09%, the Russell 1000 Index up 2.12%, and the Russell 2000 Index rising 1.13%. After suffering through a wave of selling in October, US equity markets bounced back in November and leveled off in December to post modest gains for the fourth quarter. While large caps outperformed small caps for the quarter, they also outperformed for the full year, marking the first time since 1998 that the Russell 2000 has underperformed the S&P 500. Growth dominated for the quarter as the Russell 1000 Growth Index was up 2.98% compared to the Russell 1000 Value Index at 1.27%, and the Russell 2000 Growth Index returned 1.61% compared to the Russell 2000 Value Index at 0.66%. Nonetheless, value outperformed growth for the sixth consecutive year despite the recent rally in growth stocks.

     At the sector level, energy was the top performer for the year despite sharp profit-taking in the fourth quarter as the energy crisis created by the hurricanes started to subside in October. Oil prices peaked at $70/barrel before falling to the mid-$50/barrel range by year-end. The related Utilities sector similarly outperformed strongly for the year and underperformed during the quarter. Financials rebounded in the fourth quarter to post solid gains for the year. The nomination of Dr. Ben Bernanke to replace Dr. Alan Greenspan as the Chairman of the Federal Reserve relieved investors that the focus on fighting inflation will remain a top priority. Investors were also starting to conjecture that the Fed might stop raising short-term interest rates given the economy's growth prospects. Healthcare performed on a fairly steady basis for both the quarter and the year. This diverse sector will continue to benefit from the aging demographics of the "baby boom", innovation in products and services, and a seemingly unwavering march of higher costs/prices.

     Consumer stocks lagged the broader market for both the fourth quarter and the full year. Investors were concerned that consumer spending might deteriorate from slowing housing demand, high gasoline prices, and rising interest rates, among a myriad of other issues. Despite these headwinds, GDP growth continued at a steady 3.5% annualized rate. Telecommunications and Industrials were volatile and generally underperformed while the Materials sector produced some winners. Finally, the Technology sector was also sluggish during the year, with some notable exceptions particularly in the internet-related industries. Interestingly, earnings expectations for many technology companies are rebounding from their post-"bubble" lows reached in 2000 so that stock valuations continue to look reasonable relative to their 2006 growth prospects.

     Much of what has concerned investors in 2005 will remain unresolved going into 2006. From the strength of the housing market to the direction of energy prices, these lingering uncertainties have left the equity markets without a strongly positive or negative direction. In this market environment, we continue to remain cautious of the consumer's ability to maintain current spending levels. Additionally, we believe that 2006 could bring a welcomed increase in information technology spending patterns and prove to be another year in which energy stocks outperform the broader market.

PORTFOLIO REVIEW

     For the fourth quarter of 2005, the Chestnut Street Exchange Fund returned 3.30% compared to 2.09% for the U.S. equity market benchmark S&P 500 Index. The strong performance in the quarter helped to offset some of the underperformance experienced earlier in the year. The Fund finished the year with a return of 3.12% compared to a 4.91% return for the S&P 500 Index.

     During the fourth quarter, the U.S. stock market began to behave in a way that was more beneficial to the Fund with larger cap stocks with strong equity oriented balance sheets outperforming. As we have discussed in prior reports, the Fund is positioned in larger companies that we believe are generally conservatively managed to assure financial health in adverse environments. For several years now, these types of stocks have underperformed as investors flocked into smaller cap names reflecting the view that global economies were strong and that the risk premium was compressed. In the fourth quarter, we began to see the emergence of larger cap companies like those the Fund invests in.

     There were several specific factors that drove outperformance in the quarter. For much of the year, the energy sector significantly outperformed the rest of the equity market as global demand far outstripped current refining capacity. The impact of Hurricane Katrina on U.S. refining capacity exacerbated the situation and drove energy prices and the sector, skyward. Energy stocks retreated somewhat in the quarter so the Fund's underexposure to this sector helped on a relative basis. Longer term, we believe that global demand will outpace the ability to increase supply so we are positive on the sector. That being said, the dramatic run-up in the stocks and the likelihood of a volatile period of consolidation lead us to believe that there will likely be a more opportune time than the present to add to holdings in the sector.

     We have been attempting to reduce the Fund's positions in Johnson & Johnson and Intel throughout the year and we continued on that track in the fourth quarter. As of the end of the year, the J&J position stood at 12.0% while Intel accounted for 10.8% of the Fund's net asset value. These stocks continue to have an outsized impact on Fund returns, but they have been meaningfully reduced. We continue to believe that both companies are well managed and financially sound but each faces a more difficult environment going forward. J&J has been fortunate to grow its earnings at roughly 15% annually over the five years ended December 2004, but earnings growth declined to approximately 13% in 2005. We believe the company's aggressive pursuit of Guidant is indicative of its own recognition that the current product portfolio will have a difficult time generating growth in excess of 15%. For Intel, we continue to believe that the company and its industry have matured into a more cyclical growth pattern. With increasing competition from AMD, we believe that we should take the opportunity to trim the stock from time to time. For the quarter, J&J declined 5.0% making it the largest detractor from performance in the period. Intel rose 1.3% and had little impact on returns for the period.

     On the positive side, several stocks performed exceptionally well and helped contribute to the Fund's outperformance for the quarter. In particular, Bank of America and Wells Fargo rose 9.6% and 7.3%, respectively. The bank stocks rose in line with the industry as fears of further increases in short term rates abated. Merck also continued its recovery as fears over the financial impact of Vioxx litigation fell following Merck's victory in a trial in New Jersey in November. The case in Florida resulted in a mistrial in December. Meanwhile, the company appears to be on the road to some earnings growth recovery as fourth quarter earnings are estimated to be up more than 20% above the final quarter of 2004.

     For the year, the Fund's underperformance was primarily the result of the underweight in the energy sector and poor selection in the healthcare sector. In healthcare, J&J declined 3.4% for the year, making it the largest detractor from performance for the Fund, while Abbott Labs declined 13.5% making it the second largest contributor to the underperformance. Abbott performed generally in line with the drug group, which performed poorly, for much of the year, but a study was released in the fourth quarter that indicated that the company's new drug for heart failure, Simdax, failed to prolong life more significantly than other treatments, sending the stock lower.

     There were several stocks in the portfolio that had stellar returns for the year. Burlington Northern rose more than 51% as earnings accelerated due to increased pricing power; Moody's performed spectacularly rising 42.0%; and Schlumberger rose 46.6% as part of the overall appreciation of the oil services industry.

     Portfolio activity in the fourth quarter was generally limited. We used shares of Intel and Johnson & Johnson to meet redemption requests in-kind in an effort to reduce the impact these stocks will have on portfolio returns. The Fund added two new positions in the quarter. We established a position in Proctor & Gamble, which is expected to grow earnings approximately 15% in fiscal 2007. We believe the growth may be even higher than expectations due to significant cost savings that could be realized as part of the Gillette acquisition. The Fund also received a distribution of Ameriprise Financial from American Express. Ameriprise represents the former financial planning and services arm of American Express.

                    INVESTMENT ADVISER'S REPORT (CONCLUDED)

                             PERFORMANCE COMPARISON

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CHESTNUT STREET EXCHANGE FUND(1) VS. S&P 500 INDEX AND DOW JONES INDUSTRIAL AVERAGE INDEX(2)

                              (PERFORMANCE GRAPH)

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund Shares.

                     FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                       AVERAGE ANNUAL TOTAL RETURNS
                                        -----------------------------------------------------------
                                                                                          SINCE
                                        3 MONTH   1 YEAR   3 YEAR   5 YEAR   10 YEAR   INCEPTION(3)
                                        -------   ------   ------   ------   -------   ------------
Chestnut Street Exchange Fund.........   3.30%     3.12%   10.33%    0.09%    7.22%       12.35%
S&P 500 Index.........................   2.09%     4.91%   14.39%    0.54%    9.07%       12.37%
Dow Jones Industrial Average Index....   2.07%     1.74%   11.18%    2.01%    9.77%       12.41%

---------------

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 1, 1996 and reflects Fund expenses. Investors should note that the Fund is an aggressively managed fund while the indices are unmanaged, do not incur expenses and are not available for investment.

(2) Results of index performance are presented for general comparative purposes.

(3) Cumulative since inception total returns were 2,862.11%, 2,842.75% and 2,872.62% for the Chestnut Street Exchange Fund, the S&P 500 Index and the Dow Jones Industrial Average Index, respectively for the period December 29, 1976 (inception) to December 31, 2005.

February 2, 2006                           BLACKROCK INVESTMENT MANAGEMENT CORP.

                                 FUND EXPENSES

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2005.

ACTUAL EXPENSES

     The first line of the accompanying table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                         CHESTNUT STREET EXCHANGE FUND

                                                                               EXPENSES PAID
                                           BEGINNING          ENDING             DURING SIX
                                         ACCOUNT VALUE     ACCOUNT VALUE       MONTHS ENDING
                                         JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005*
                                         -------------   -----------------   ------------------
Actual.................................    $1,000.00         $1,029.40             $2.19
Hypothetical+ (5% return before
  expenses)............................    $1,000.00         $1,022.91             $2.18

---------------

* Expenses are calculated using the Fund's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The expense ratio for the most recent fiscal half year may differ from the expense ratio based on one-year data in the Financial Highlights. The annualized expense ratio for the period was 0.43%.

+ Hypothetical expenses are based on the Fund's actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

                        PORTFOLIO HOLDINGS SUMMARY TABLE

                               % OF NET
   SECURITY TYPE/INDUSTRY       ASSETS       VALUE
-----------------------------  --------   ------------
COMMON STOCK:
  Basics.....................     3.8%    $ 10,277,793
  Capital Equipment..........     7.8%      21,178,707
  Consumer Cyclicals.........     8.0%      21,780,354
  Energy.....................     6.1%      16,531,550
  Financial..................    25.3%      68,624,551
  Healthcare.................    22.5%      61,009,241
  Retail.....................     0.4%       1,054,242
  Staples....................     3.6%       9,810,657
  Technology.................    16.4%      44,504,744
  Transportation.............     4.1%      11,096,269
  Utilities..................     1.6%       4,332,160
SHORT-TERM INVESTMENTS.......     1.0%       2,799,494

LIABILITIES IN EXCESS OF
  OTHER ASSETS...............    -0.6%      (1,609,995)
                                -----     ------------
  Net Assets.................   100.0%    $271,389,767
                                =====     ============

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                               DECEMBER 31, 2005

  SHARES                                                  VALUE
----------                                             ------------
COMMON STOCKS--99.6%
             BASICS--3.8%
   100,609   Air Products & Chemicals, Inc. ....       $  5,955,047
    86,032   Cabot Corp. .......................          3,079,946
    42,373*  Cabot Microelectronics Corp. ......          1,242,800
                                                       ------------
                                                         10,277,793
                                                       ------------
             CAPITAL EQUIPMENT--7.8%
    90,556   Emerson Electric Co. ..............          6,764,533
   364,049   General Electric Co. ..............         12,759,917
    39,154   Pitney Bowes, Inc. ................          1,654,257
                                                       ------------
                                                         21,178,707
                                                       ------------
             CONSUMER CYCLICALS--8.0%
    99,829*  Comcast Corp., Class A.............          2,591,561
   129,129   Disney (Walt) Co. .................          3,095,222
    85,100   Proctor & Gamble Co. ..............          4,925,588
   144,103   3M Co. ............................         11,167,983
                                                       ------------
                                                         21,780,354
                                                       ------------
             ENERGY--6.1%
    41,979   BP plc ADR.........................          2,695,891
   147,227   Exxon Mobil Corp. .................          8,269,741
    57,292   Schlumberger, Ltd. ................          5,565,918
                                                       ------------
                                                         16,531,550
                                                       ------------
             FINANCIAL--25.3%
   111,332   American Express Co. ..............          5,729,145
    22,266   Ameriprise Financial, Inc. ........            912,906
    28,441   American International Group,
               Inc. ............................          1,940,529
   394,928   Bank of America Corp. .............         18,225,927
    66,363   Fannie Mae.........................          3,239,178
   110,307   Marsh & McLennan Companies,
               Inc. ............................          3,503,350
    96,032   Moody's Corp. .....................          5,898,285
   140,310   J.P. Morgan Chase & Co. ...........          5,568,904
    92,150   Wachovia Corp. ....................          4,871,049
   298,190   Wells Fargo & Co. .................         18,735,278
                                                       ------------
                                                         68,624,551
                                                       ------------

  SHARES                                                  VALUE
----------                                             ------------
             HEALTHCARE--22.5%
   231,254   Abbott Laboratories, Inc. .........       $  9,118,345
    64,986   Baxter International, Inc. ........          2,446,723
    23,125*  Hospira, Inc. .....................            989,288
    75,385   IMS Health, Inc. ..................          1,878,594
   547,401   Johnson & Johnson, Inc. ...........         32,898,800
    45,931*  Medco Health Solutions, Inc. ......          2,562,950
   349,404   Merck & Company, Inc. .............         11,114,541
                                                       ------------
                                                         61,009,241
                                                       ------------
             RETAIL--0.4%
    44,558   Safeway, Inc. .....................          1,054,242
                                                       ------------
             STAPLES--3.6%
   222,044   Coca Cola (The) Co. ...............          8,950,594
    45,506   Sara Lee Corp. ....................            860,063
                                                       ------------
                                                          9,810,657
                                                       ------------
             TECHNOLOGY--16.4%
    30,192*  Freescale Semiconductor, Inc.,
               Class B..........................            759,933
    57,923   Hewlett-Packard Co. ...............          1,658,335
    39,708   International Business Machines
               Corp. ...........................          3,263,998
 1,161,599   Intel Corp. .......................         28,993,511
   139,643   Microsoft Corp. ...................          3,651,664
   273,453   Motorola, Inc. ....................          6,177,303
                                                       ------------
                                                         44,504,744
                                                       ------------
             TRANSPORTATION--4.1%
   113,572   Burlington Northern Santa Fe
               Corp. ...........................          8,043,169
    37,922   Union Pacific Corp. ...............          3,053,100
                                                       ------------
                                                         11,096,269
                                                       ------------
             UTILITIES--1.6%
   143,830   Verizon Communications, Inc. ......          4,332,160
                                                       ------------
                 Total Common Stocks
                   (Cost: $40,034,994)..........        270,200,268
                                                       ------------

                See Accompanying Notes to Financial Statements.

                      STATEMENT OF NET ASSETS (CONCLUDED)

   PAR                                                    VALUE
----------                                             ------------
SHORT-TERM OBLIGATIONS--1.0%
$2,800,000   Federal Home Loan Mortgage Corp.
               01/03/06, 3.25%
               (Cost: $2,799,494)...............       $  2,799,494
                                                       ------------

TOTAL INVESTMENT IN SECURITIES
  (Cost: $42,834,488)............ 100.6%       272,999,762
Other assets in excess of other
  liabilities....................   0.1%           442,113
Distributions payable............  (0.7%)       (1,963,381)
Payable to:
  Investment Advisors (Note C)...  (0.0%)          (79,108)
  Custodian (Note C).............  (0.0%)           (6,103)
  Transfer Agent (Note C)........  (0.0%)           (3,516)
                                              ------------
NET ASSETS (Applicable to 804,650
  partnership shares outstanding).100.0%      $271,389,767
                                  =====       ============
NET ASSET VALUE PER SHARE........             $     337.28
                                              ============
NET ASSETS APPLICABLE TO SHARES
  OWNED BY:
Limited partners
  (800,017 shares)...............             $269,827,164
Managing general partners
  (4,633 shares).................                1,562,603
                                              ------------
Total net assets
  (804,650 shares)...............             $271,389,767
                                              ============

---------------
* Non-Income Producing

ADR-American Depository Receipt

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
  Dividends..............................   $  6,127,498
  Interest...............................        139,341
                                            ------------
        Total investment income..........      6,266,839
                                            ------------
Expenses
  Investment advisory fee................        934,843
  Managing general partners' compensation
    and officer's salary.................         96,071
  Legal..................................         62,000
  Custodian..............................         26,289
  Printing...............................         17,229
  Audit..................................         21,000
  Transfer agent.........................         16,635
  Miscellaneous..........................          8,495
  Insurance..............................         12,789
                                            ------------
      Total expenses.....................      1,195,351
                                            ------------
        Net investment income............      5,071,488
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on sale of investment
    securities (for federal tax purposes
    net gain is $928,780)................        928,780
  Realized gain from security
    transactions: distributed upon
    redemption of partnership shares.....     28,437,435
  Unrealized appreciation of investments:
    Beginning of year......  $256,139,300
    End of year............   230,165,274
                             ------------
        Net change in unrealized
          appreciation...................    (25,974,026)
                                            ------------
        Net realized and unrealized gain
          on investments.................      3,392,189
                                            ------------
    Net increase in net assets resulting
      from operations....................   $  8,463,677
                                            ============

                      STATEMENTS OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31,

                                 2005           2004
                             ------------   ------------
INCREASE/(DECREASE) IN NET
  ASSETS
  OPERATIONS:
    Net investment income..  $  5,071,488   $  5,097,677
    Net realized gain
      (loss) from security
      transactions, for
      federal income tax
      purposes net gain
      (loss) is $928,780
      and ($221,201).......       928,780       (221,201)
    Excess of market value
      over book value of
      securities
      distributed upon
      redemption of
      partnership shares...    28,437,435      6,669,877
    Decrease in unrealized
      appreciation of
      investments..........   (25,974,026)    (1,345,071)
                             ------------   ------------
    Increase in net assets
      resulting from
      operations...........     8,463,677     10,201,282
                             ------------   ------------
  DISTRIBUTIONS TO PARTNERS
    FROM:
    Net investment
      income...............    (5,069,859)    (5,103,069)
                             ------------   ------------
  CAPITAL SHARE TRANSACTIONS:
    Net asset value of
      1,500 and 1,337
      shares issued in lieu
      of cash
      distributions........       494,407        429,848
    Cost of 91,748 and
      21,496 shares
      repurchased..........   (30,657,931)    (6,952,068)
                             ------------   ------------
    Decrease in net assets
      from capital share
      transactions.........   (30,163,524)    (6,522,220)
                             ------------   ------------
    Total decrease in net
      assets...............   (26,769,706)    (1,424,007)
  NET ASSETS:
    Beginning of year......   298,159,473    299,583,480
                             ------------   ------------
    End of year*...........  $271,389,767   $298,159,473
                             ============   ============

---------------

* Includes undistributed net investment income of $7,837 and $6,208, respectively.

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                              FINANCIAL HIGHLIGHTS

           (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)

                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
                                             2005       2004       2003       2002       2001
                                           --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year.......  $ 333.18   $ 327.39   $ 264.29   $ 340.39   $ 362.68
                                           --------   --------   --------   --------   --------
Income From Investment Operations:
  Net investment income..................      6.19       5.65       4.61       3.99       3.79
  Net gain (loss) on securities (both
    realized and unrealized).............      4.10       5.80      63.09     (76.09)    (22.30)
                                           --------   --------   --------   --------   --------
       Total from investment
         operations......................     10.29      11.45      67.70     (72.10)    (18.51)
                                           --------   --------   --------   --------   --------
Less Distributions:
  From net investment income.............     (6.19)     (5.66)     (4.60)     (4.00)     (3.78)
  From realized gains....................      0.00       0.00       0.00       0.00       0.00
                                           --------   --------   --------   --------   --------
       Total distributions...............     (6.19)     (5.66)     (4.60)     (4.00)     (3.78)
                                           --------   --------   --------   --------   --------
Net Asset Value, End of Year.............  $ 337.28   $ 333.18   $ 327.39   $ 264.29   $ 340.39
                                           ========   ========   ========   ========   ========
Total Return.............................      3.12%      3.56%     25.78%    (21.25)%    (5.05)%
                                           ========   ========   ========   ========   ========
Ratios/Supplemental Data:
  Net Assets, End of Year (000's)........  $271,390   $298,159   $299,583   $267,987   $360,055
  Ratios to average net assets:
    Operating expenses...................      0.43%      0.42%      0.43%      0.41%      0.39%
    Net investment income................      1.82%      1.75%      1.57%      1.31%      1.12%
  Portfolio Turnover Rate................      0.82%      0.47%      1.18%      0.98%      0.00%

                See Accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

(A) ORGANIZATION

     Chestnut Street Exchange Fund (the "Fund"), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which first applied to the Fund after 1997.

(B) SIGNIFICANT ACCOUNTING PRINCIPLES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

          SECURITY VALUATIONS

        Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

          SECURITIES TRANSACTIONS AND INVESTMENT INCOME

        Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund's inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the Exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

          DISTRIBUTIONS

        Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

          FEDERAL INCOME TAXES

        The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable corporate income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2005, the Fund had a capital loss carryforward of $5,286,081, of which $1,359,480 expires December 31, 2010, $3,705,400 expires December 31, 2011 and $221,201 expires December 31, 2012. Therefore, no provision for federal income taxes is recorded in the financial statements.

(C) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     PNC Bank and BlackRock Institutional Management Corporation ("BIMC"), a majority-owned subsidiary of PNC Bank, are co-investment advisers to the Fund pursuant to an Advisory Agreement dated January 1, 1998. In June 1998, PNC Bank and BIMC restructured their operations and BlackRock Financial Management, Inc. ("BFM"), a majority-owned subsidiary of PNC Bank, assumed the rights and obligations of PNC Bank under the Advisory Agreement. The Fund pays BIMC an investment advisory fee for advisory, accounting and administrative services of BIMC and BFM.

     The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

     PFPC Inc., an affiliate of PNC Bank, serves as the Fund's transfer and dividend disbursing agent. As compensation for these services, PFPC Inc. is entitled to a fee equal to $12,500 per year plus related out-of-pocket expense.

     PFPC Trust Company, a subsidiary of PFPC Inc, serves as the Fund's custodian. As compensation for its services as custodian, PFPC Trust Company is entitled to a fee computed at an annual rate of .0065% of the Fund's average gross assets plus additional fees based on the number and type of transactions.

     The managing general partners each receive a fixed fee as compensation for their services. In addition, the President, Treasurer and Chief Compliance Officer receives additional payments for overseeing the Fund's activities including compliance with federal securities laws, plus reimbursements of related expenses. Total payments to or for the managing general partners amounted to $96,071.

     Legal fees amounting to $62,000 were paid to Drinker, Biddle & Reath LLP. Michael P. Malloy, Esq., Secretary of the Fund, is a partner of that firm.

(D) INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities (excluding short-term obligations) were $5,572,096 and $2,218,081, respectively, for the year ended December 31, 2005.

(E) NET ASSETS

     At December 31, 2005, net assets consisted of:

        Undistributed net investment income.........................  $      7,837
        Accumulated net realized losses on securities...............    (5,286,081)
        Net unrealized appreciation of investments (book basis).....   230,165,274
        Other capital -- paid-in or reinvested......................    46,502,737
                                                                      ------------
                                                                      $271,389,767
                                                                      ============

(F) DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund's distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

     The tax character of distributions paid during 2005 and 2004 was as follows:

                                                                         2005         2004
                                                                      ----------   ----------
        Ordinary income.............................................  $5,548,000   $5,595,098
        Investment expense..........................................    (478,141)    (492,029)
                                                                      ----------   ----------
                                                                      $5,069,859   $5,103,069
                                                                      ==========   ==========

(G) IN-KIND DISTRIBUTION OF SECURITIES

     During the year ended December 31, 2005, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions was as follows:

                     NET REALIZED      FUND
     VALUE OF THE   GAIN INCLUDED     SHARES
     REDEMPTIONS    IN REDEMPTIONS   REDEEMED
     ------------   --------------   --------
     $30,362,258     $28,437,435      91,687

     Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund's fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(H) INDEMNIFICATIONS

     In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is immaterial. The Fund has not had prior claims or losses pursuant to the contracts and expects the risk of loss to be remote.

(I) TAX MATTERS

     At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

        Undistributed ordinary income (before tax allocation
          described above)..........................................  $      7,837
        Capital loss carryover......................................    (5,286,081)
        Net unrealized appreciation of investments..................   234,856,031
                                                                      ------------
                                                                      $229,577,787
                                                                      ============

     The cost of investments for federal income tax purposes at December 31, 2005 was $38,143,731. The unrealized appreciation (an excess of value over cost) was $234,856,031. The difference between book basis and tax basis of investments is attributable to the use of the individual partners' tax basis for those securities contributed to the Fund at its inception, as required by law.

     On December 31, 2005 undistributed net realized gains on securities was decreased by $28,437,435 and additional paid in capital was increased by $28,437,435 due to permanent differing book and tax treatment of realized gains and losses. Net assets of the Fund were unaffected by this change.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of
Chestnut Street Exchange Fund
Wilmington, Delaware

We have audited the accompanying statement of net assets of Chestnut Street Exchange Fund (the "FUND"), as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2002 were audited by other auditors whose report dated February 14, 2003 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
January 19, 2006

ADDITIONAL INFORMATION (UNAUDITED)

FORM N-PX

A description of the Fund's Proxy Voting Policies and Procedures as well as information regarding the voting of proxies relating to portfolio securities for the most recent 12-month period ended June 30, 2005, are available upon request and without charge by calling (800) 852-4750 or by visiting the Securities and Exchange Commission's ("SEC" 's) website at http://www.sec.gov.

FORM N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling
(800) SEC-0330.

TAX INFORMATION

All of the dividends paid by the Fund in 2005 are "qualified dividends" for taxation at rates lower than those applicable to ordinary income.

                      INFORMATION ON THE MANAGING GENERAL
                       PARTNERS AND OFFICERS OF THE FUND

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund's Statement of Additional information includes additional information about the Fund's Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

TERM OF OFFICE: The Fund's partnership agreement provides that each Managing General Partner holds officer until the earliest of (a) the election of his successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated a bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                POSITION                                             IN FUND            OTHER(2)
                                WITH THE                  PRINCIPAL                 COMPLEX(1)       DIRECTORSHIPS
                                FUND AND             OCCUPATIONS DURING            OVERSEEN BY          HELD BY
                                LENGTH OF             PAST 5 YEARS AND               MANAGING           MANAGING
NAME, ADDRESS AND AGE          TIME SERVED          CURRENT AFFILIATIONS         GENERAL PARTNERS   GENERAL PARTNER
---------------------        ---------------  ---------------------------------  ----------------   ---------------
INTERESTED MANAGING GENERAL
PARTNERS
Richard C. Caldwell*         Managing         Advisory Director, PNC Florida,            1                None
620 Indian Harbor Road       General Partner  FSB; Advisory Director in
Vero Beach, FL 32963         since 1997       Philadelphia and Southern New
Age: 61                                       Jersey region for PNC Bank;
                                              Consultant for PNC Florida;
                                              Chairman, Florida Advisory
                                              Council; formerly, President and
                                              Chief Executive Officer, PNC Bank
                                              FSB from May 1998 until July
                                              1999; Director, JLC, Inc. since
                                              February 1996 (investment holding
                                              company); Director, DR Inc. since
                                              April 1994 (investment holding
                                              company).
Edward J. Roach*             Managing         Certified Public Accountant; Vice          1                None
400 Bellevue Parkway         General Partner  Chairman of the Board, Fox Chase
Wilmington, DE 19809         since 2000,      Cancer Center; President and
Age: 81                      Chief            Treasurer of 1 other investment
                             Compliance       company advised by BIMC;
                             Officer since    Director, The Bradford Funds,
                             2004, President  Inc. until 2000.
                             since 2002,
                             Treasurer since
                             1981

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                POSITION                                             IN FUND            OTHER(2)
                                WITH THE                  PRINCIPAL                 COMPLEX(1)       DIRECTORSHIPS
                                FUND AND             OCCUPATIONS DURING            OVERSEEN BY          HELD BY
                                LENGTH OF             PAST 5 YEARS AND               MANAGING           MANAGING
NAME, ADDRESS AND AGE          TIME SERVED          CURRENT AFFILIATIONS         GENERAL PARTNERS   GENERAL PARTNER
---------------------        ---------------  ---------------------------------  ----------------   ---------------
DISINTERESTED MANAGING
GENERAL PARTNERS
Robert R. Fortune            Managing         Financial Consultant; Member of            1                None
2920 Ritter Lane             General Partner  the Financial Executives
Allentown, PA 18104          since 1976,      Institute and American Institute
Age: 89                      Chairman since   of Certified Pubic Accountants.
                             1994
Langhorne B. Smith           Managing         Retired. President and Director,           1                None
7036 Goshen Road             General Partner  The Sandridge Corporation
Newtown Square, PA 19073     since 1997       (private investment company);
Age: 69                                       Director, Claneil Enterprises,
                                              Inc. (private investment company)
David R. Wilmerding, Jr.     Managing         Chairman, Wilmerding & Associates         54                None
One Tower Bridge             General Partner  (investment advisers) since
100 Front Street             since 1976       February 1989; Director, Beaver
Suite 1430                                    Management Corporation; Director,
West Conshohocken, PA 19428                   Mutual Fire Marine & Inland
Age: 70                                       Insurance Co., Inc; Director,
                                              People First, Inc. (unitary
                                              savings and loan holding
                                              company).
OFFICER
Michael P. Malloy            Secretary since  Secretary of the Chestnut Street         N/A                 N/A
Drinker Biddle & Reath       2001             Exchange Fund; Partner in the law
One Logan Square                              firm of Drinker Biddle & Reath
Philadelphia, PA 19103                        LLP.
Age: 46

 * Messrs. Caldwell and Roach are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 ("1940 Act"). Mr. Caldwell owns stock of an affiliate of the adviser and Mr. Roach is an employee of the Fund.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. David R. Wilmerding, Jr. also serves as a Trustee to the BlackRock Funds.

(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., "public companies") or other investment companies registered under the 1940 Act.

---------------------------------------------------
---------------------------------------------------
                           MANAGING GENERAL PARTNERS

                              Richard C. Caldwell
                               Robert R. Fortune
                                Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                              INVESTMENT ADVISERS

                      BlackRock Financial Management, Inc.
                                      and
                            BlackRock Institutional
                             Management Corporation
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------

                      [CHESTNUT STREET EXCHANGE FUND LOGO]

                                 ANNUAL REPORT
                               DECEMBER 31, 2005

                            CHESTNUT STREET EXCHANGE
                                      FUND

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                     Edward J. Roach, President & Treasurer
---------------------------------------------------
---------------------------------------------------

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of managing general partners has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Langhorne B. Smith is the "audit committee financial expert" and is "independent" (as each item is defined in Item 3 of Form N-CSR).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $21,000 for 2005 and $20,400 for 2004.

Audit-Related Fees

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
          (a) of this Item are $0 for 2005 and $0 for 2004.

Tax Fees

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2005 and $0 for 2004.

All Other Fees

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2004.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  0%

               (c)  0%

               (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2005 and $0 for 2004.

     (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics that is the subject of disclosure required by Item 2 is incorporated by reference to the N-CSR filed on March 9, 2005 (SEC Accession No. 0000893220-05-000491).

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Chestnut Street Exchange Fund

By (Signature and Title)*          /s/ Edward J. Roach
                                   --------------------------------------
                                   Edward J. Roach, President & Treasurer
                                   (principal executive officer &
                                   principal financial officer)

Date February 22, 2006
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*          /s/ Edward J. Roach
                                   --------------------------------------
                                   Edward J. Roach, President & Treasurer
                                   (principal executive officer &
                                   principal financial officer)

Date February 22, 2006
     ---------------------

* Print the name and title of each signing officer under his or her signature.